UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2026

FOSSIL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41040	75-2018505
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

901 S. Central Expressway
Richardson,	Texas	75080
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (972) 234-2525

(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Ticker Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FOSL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐            Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On October 2, 2026, the stockholders of Fossil Group, Inc. (the “Company”) approved the First Amendment to the Fossil Group, Inc. 2024 Long-Term Incentive Plan (the “Amendment”). The Board of Directors of the Company had previously approved the Amendment, subject to stockholder approval. The material terms of the Amendment are summarized in the Company’s definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on August 12, 2026 (the “Proxy Statement”), which description is incorporated by reference herein. This description of the Amendment is qualified in its entirety by reference to the actual terms of the Amendment, a complete copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders.
The Company held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”) on October 2, 2026 to (i) elect seven directors to the Board of Directors to serve for a term of one year or until their respective successors are elected and qualified (“Proposal 1”), (ii) hold an advisory vote on executive compensation (“Proposal 2”), (iii) vote on a proposal to approve the First Amendment to the Fossil Group, Inc. 2024 Long-Term Incentive Plan (“Proposal 3”) and (iv) ratify the appointment of Deloitte and Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 2, 2027 (“Proposal 4”). For more information about the foregoing proposals, see the Proxy Statement for the Annual Meeting.

The table below shows the final results of the voting at the Annual Meeting:

	Votes in Favor	Votes Cast Against	Abstain	Broker Non-Votes
Proposal 1
Susie Coulter	34,575,455	557,511	9,172	8,117,140
Sebastian J. DiGrande	35,084,180	48,575	9,383	8,117,140
Pamela J. Edwards	35,119,918	13,058	9,163	8,117,139
Franco Fogliato	35,119,885	12,968	9,286	8,117,139
Chandhu Nair	35,120,045	12,687	9,406	8,117,140
Marc Rey	33,164,382	1,968,370	9,387	8,117,139
Wendy L. Schoppert	35,116,968	15,993	9,178	8,117,139

Proposal 2	31,811,253	2,309,066	1,021,818	8,117,141

Proposal 3	25,772,703	9,297,555	71,878	8,117,142

Proposal 4	42,881,357	296,757	81,164	—

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.
10.1	First Amendment to the Fossil Group, Inc. 2024 Long-Term Incentive Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 6, 2026

FOSSIL GROUP, INC.

	By:	/s/ Randy S. Hyne
	Name:	Randy S. Hyne
	Title:	Chief Legal Officer and Secretary